EMERALD MUTUAL FUNDS

                         Supplement Dated April 27, 2001
                      to Prospectus Dated October 31, 2000

    Emerald National Small-Cap Equity Fund - Emerald HomeState PA Growth Fund
     Emerald Select Banking & Finance Fund - Emerald Select Technology Fund



Effective May 1, 2001, the Emerald National Small-Cap Equity Fund (the "Fund") will cease operations and discontinue as a series of the Emerald Mutual Funds. As of April 27, 2001, Emerald Advisers, Inc., the Fund's investment adviser, was the Fund's sole shareholder. All references to the Fund in the accompanying prospectus should be disregarded. The three additional Emerald Mutual Funds are not affected and remain open to new investors.